                         SECURITIES PURCHASE AGREEMENT
                         -----------------------------


     AGREEMENT dated the 10th day of May 1996, by and between ODYSSEY CAPITAL GROUP, L.P. ("Investor"), a Pennsylvania limited partnership, and THE EASTWIND GROUP, INC., a Delaware corporation (the "Company").

     In consideration of the premises and of the mutual covenants, conditions and agreements herein contained, the parties hereto, each intending to be legally bound hereby, agree as follows:

SECTION 1.  ISSUANCE OF THE PREFERRED STOCK AND WARRANTS.
            --------------------------------------------

     Subject to the terms and conditions hereof, the Company has authorized the issuance to the Investor of (A) 1,000 shares of Series A Preferred Stock, $.10 par value per share (the "Series A Shares"), which shall have the rights and preferences set forth in the Certificate of Powers, Designations, Preferences and Special Rights of Series A Preferred Stock (the "Certificate") attached hereto as Exhibit A, and made a part hereof, and (B) a Common Stock Purchase Warrant (the "Warrant") entitling the holder thereof to purchase 220,000 shares of the Company's Common Stock, par value $.10 per share (the "Common Stock"), which Warrant shall be in the form of Exhibit B, attached hereto and made a part hereof. The shares of Common Stock issued upon exercise of the Warrant are referred to herein collectively as the "Warrant Shares." The Series A Shares, Warrant and Warrant Shares are referred to herein collectively as the "Restricted Securities."

SECTION 2.  AGREEMENT TO SELL AND PURCHASE THE SERIES A SHARES AND WARRANT.
            --------------------------------------------------------------

     At the Closing (as hereinafter defined), the Company shall sell to the Investor and the Investor shall purchase from the Company the Series A Shares and the Warrant as follows:

          2.1 The Company shall sell to the Investor and the Investor shall purchase from the Company, upon the terms and conditions hereinafter set forth, the Series A Shares for a purchase price of $1,000,000, payable in cash by wire transfer of immediately-available funds.

          2.2 The Company shall sell to the Investor and the Investor shall purchase from the Company, upon the terms and conditions hereinafter set forth, the Warrant for a purchase price of $220, payable in cash by wire transfer of immediately-available funds.

SECTION 3.  DELIVERY OF THE SERIES A SHARES AND THE WARRANT.
            -----------------------------------------------

     The Series A Shares and the Warrant shall be delivered as follows:

          3.1 The Closing. The closing (the "Closing") hereunder with respect to the Series A Shares and the Warrant shall take place concurrently with the execution and delivery of this Agreement. At the Closing, the Company shall deliver to the Investor certificates representing 1,000 shares of Series A Shares and the Warrant, registered in the name of Investor. Delivery shall be made against receipt by the Company of the full amounts of the purchase price of the 1,000 Series A Shares and the Warrant.

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF THE CORPORATION.
            -------------------------------------------------

     The Company hereby represents and warrant as follows:

          4.1 Organization. The Company is a company duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and lease its properties, to carry on its business as presently conducted and as proposed to be conducted and to carry out the transactions contemplated hereby. The Company is qualified as a foreign corporation in all jurisdictions wherein the character of the property owned or leased or the nature of the activities conducted by it makes such qualification necessary. The Investor has been provided true and correct copies of the Certificate of Incorporation and the By-laws of the Company, as amended to the date hereof.

          4.2 Capitalization. The authorized capital stock of the Company consists of (i) 5,000,000 shares of Common Stock, of which 1,683,250 shares (excluding shares held in treasury) are outstanding, and 3,000,000 shares of preferred stock, par value $.10 per share (the "Preferred Stock"), none of which are outstanding. All of the outstanding shares of Common Stock have been duly authorized and validly issued, and are fully paid and nonassessable.
Immediately following the Closing, (i) 1,683,250 shares of Common Stock will be outstanding; and (ii) 1,000 shares of Series A Shares will be outstanding. Except as set forth in Section 4.2 of the disclosure schedule delivered by the Company to the Investor concurrently with the execution and deliver of this Agreement (the "Disclosure Schedule"), there are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon the Company for the purchase or acquisition of any shares of capital stock of the Company or any other securities convertible into, exchangeable for or evidencing the right to subscribe for any shares of such capital stock. The Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the capital stock of the Company or any convertible securities, rights or options.

          4.3 Equity Investments. Except as disclosed in the SEC Reports (as hereinafter defined), the Company has never had, nor does it presently have, any subsidiaries, nor has it owned, nor does it presently own, any capital stock or other proprietary interest, directly or indirectly, in any Company, association, trust, partnership, joint venture or other entity.

          4.4 Authority; Enforceability; No Conflict. The Company has all requisite corporate power and authority to enter into this Agreement and the Warrant, to issue and sell the Series A Shares and the Warrant, and to carry out its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the Warrant by the Company and the issuance and sale of the Series A Shares and the Warrant by the Company have been duly and validly authorized by all requisite corporate proceedings on the part of the Company. This

Agreement is, and when issued and sold the Warrant will be, a valid and binding obligation of the Company, enforceable against it in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, rehabilitation, liquidation, conservatorship, receivership or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. Subject to the receipt of the consents or approvals set forth in
Section 4.4 of the Disclosure Schedule, the execution and delivery of this Agreement and the Warrant by the Company do not, and the consummation by the Company of the transactions contemplated hereby and thereby will not, the issuance and sale of the Series A Shares and the Warrant will not, and the performance by the Company of its obligations under the terms of the Series A Shares and the Warrant will not, result in or constitute: (i) a default, breach or violation of or under the Certificate of Incorporation or the By-laws of the Company, or (ii) a default, breach or violation of or under any mortgage, deed of trust, indenture, note, bond, license, lease agreement or other instrument or obligation to which the Company is a party or by which any of their properties or assets are bound, except for any defaults, breaches or violations which would not have, individually or in the aggregate, a material adverse effect on the business condition (financial or otherwise), prospects or results of operation of the Company and its subsidiaries, taken as a whole ("Material Adverse Effect"), or (iii) a violation of any statute, rule, regulation, order, judgment or decree of any court, public body or authority by which the Company or any of its properties or assets are bound, except for any violations which would not have, individually or in the aggregate, a Material Adverse Effect, or (iv) an event which (with notice or lapse of time or both) would permit any person to terminate, accelerate the performance required by, or accelerate the maturity of, any indebtedness or obligation of the Company under any agreement or commitment to which the Company is a party or by which the Company is bound or by which any of its proper ties or assets are bound, except for any accelerations or terminations which would not have, individually or in the aggregate, a Material Adverse Effect, or (v) the creation or imposition of any lien, charge or encumbrance on any property of the Company under any agreement or commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, except for any liens, charges or encumbrances which would not have, individually or in the aggregate, a Material Adverse Effect, or (vi) an event which would require any consent under any agreement to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, except for any consents which, if not received, would not have, individually or in the aggregate, a Material Adverse Effect.

          4.5 Status of Shares. When issued and paid for as provided in this Agreement, the Series A Shares will be validly issued and outstanding, fully paid and nonassessable, and the issuance of such Series A Shares is not and will not be subject to preemptive rights of any other stockholder of the Company. The shares of Common Stock to be issued upon exercise of the Warrant have been duly authorized by all necessary corporate action on the part of the Company and, as of the Closing, will be duly reserved for issuance. When the shares of Common Stock are issued and paid for upon exercise of the Warrant, such shares will be validly issued and outstanding, fully paid and nonassessable and the issuance of such shares will not be subject to preemptive rights of any other stockholder of the Company.

          4.6 Financial Statements. (1) The Company has heretofore delivered or made available to the Investor the audited consolidated balance sheets at December 31, 1995 and 1994 of the Company and the related consolidated statements of income, stockholders' equity and cash flows for the years then ended, including the related notes and auditor's report thereon (the "Financial Statements"). The Financial Statements (i) present fairly the consolidated financial condition of the Company at the dates thereof and present fairly its consolidated results of operations and cash flows for the years then ended and
(ii) have been prepared in conformity with generally accepted accounting principles ("GAAP") applied consistently with respect to the immediately preceding fiscal year period except as set forth in the notes to the Financial Statements or in the auditor's report thereon.

          (2) The Company has heretofore delivered or made available to the Investor the unaudited consolidated balance sheet at March 31, 1996 of the Company (the "March Balance Sheet") and the related consolidated statements of income and cash flows for the three months then ended (such March Balance Sheet and related consolidated statements, collectively, the "March Financial Statements"), each of which (i) presents fairly, in all material respects, the consolidated financial condition of the Company at March 31, 1996, and presents fairly its consolidated results of operations and cash flows for the three months then ended and (ii) has been prepared in compliance with all of the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and the applicable rules and regulations thereunder.

          4.7 SEC Filings. The Company has furnished to the Investor its (i) Annual Report on Form 10-KSB for the fiscal year ended December 31, 1995, (ii) Registration Statement on Form SB-2, which was declared effective on November 13, 1995, including the Prospectus dated November 13, 1995, and (iii) all other reports or registration statements (other than on Form S-8) filed by the Company or any of the subsidiaries with the Securities and Exchange Commission (the "SEC") since January 1, 1995, each as filed with the SEC (collectively, the "SEC Reports"). As of their respective dates, such reports and statements complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act, and the rules and regulations thereunder, and did not on the date of effectiveness or filing, as the case may be, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has made all filings required to be made under the Exchange Act as of the date hereof.

          4.8 Absence of Undisclosed Liabilities; Past Due Liabilities. Except as disclosed in the March Financial Statements or arising in the ordinary course of business since March 31, 1996 or listed in Section 4.8 of the Disclosure Schedule, (a) the Company had no material liability of any nature (matured or unmatured, fixed or contingent), required to be provided for or disclosed on a balance sheet prepared in accordance with generally accepted accounting principles, which was not provided for or disclosed in the March Financial Statements, and (b) all liability reserves established by the Company in the March Financial Statements were adequate in all material respects.
Except as listed in Section 4.8 of the Disclosure Schedule, there were no loss contingencies (as such term is used in Statement of Financial Accounting Standards No. 5 issued by the Financial Accounting Standards Board in March,
1975) which were not adequately provided for in all material respects in the Financial Statements. Section 4.8 of the Disclosure Schedule contains a list of
(i) the Company's past due liabilities and (ii) the Company's liabilities to be paid effective as of the Closing.

          4.9 Absence of Changes. Except as disclosed in this Agreement (including any Section of the Disclosure Schedule), since March 31, 1996 there has not been (a) any material adverse change in the financial condition, results of operations, assets, liabilities or business of the Company, (b) any borrowing or agreement to borrow any funds or any material liability or obligation of any nature whatsoever (contingent or otherwise) incurred by the Company, other than current liabilities or obligations incurred in the ordinary course of business,
(c) any asset or property of the Company made subject to any lien of any kind material to the business, property or assets of the Company, (d) except for adequate consideration, any waiver of any valuable right of the Company, which waiver or cancellation of any debt or claim held by the Company, is disclosed in
Section 4.9 of the Disclosure Schedule, (e) any payment of dividends on, or other distributions with respect to, or any direct or indirect redemption or acquisition of, any shares of the capital stock of the Company, or any agreement or commitment therefor, (f) any issuance of any stock, bonds or other securities of the Company or options, warrants or rights or agreements or commitments to purchase or issue such securities or grant such options, warrants or rights, (g) any mortgage, pledge, sale, assignment or transfer of any tangible or intangible assets of the Company, except with respect to tangible assets, in the ordinary course of business, (h) any loan by the Company to any officer, director, employee or shareholder of the Company, or any agreement or commitment therefor,
(i) any damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the assets, property or business of the Company, (j) any extraordinary increase, direct or indirect, in the compensation paid or payable to any officer, director, employee or agent of the Company or
(k) any change in the accounting methods or practices followed by the Company.

          4.10 Tax Matters. Except as provided in Section 4.10 of the Disclosure Schedule, all federal, state and local tax returns and tax reports required to be filed by the Company have been filed with the appropriate governmental agencies in all jurisdictions in which such returns and reports are required to be filed and all of the foregoing are true, correct and complete. All federal, state, local and foreign income, profits, franchise, sales, use, occupation, property, excise, payroll, withholding and other taxes (including interest and penalties) required to have been paid or accrued by the Company have been fully paid or are adequately provided for in the March Financial Statements. No issues have been raised (and are currently pending) by the Internal Revenue Service or any other taxing authority in connection with any of the returns and reports referred to above. The Company has not waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to any tax assessment or deficiency. All tax deficiencies asserted or assessments (including interest and penalties) made have been fully paid or are adequately provided for in the Financial Statements and no proposed (but unassessed) additional taxes, interest or penalties have been asserted.
The provisions for taxes in the March Financial Statements are sufficient for the payment of all accrued and unpaid federal, state or local and foreign taxes as of such date. The Company has not made any election or filed any consent pursuant to Section 341(f) of the Code relating to collapsible companies.

          4.11 Encumbrances. Except as disclosed in the SEC Reports, the Company owns outright all of its material property and assets, real, personal or mixed, tangible or intangible, subject to no mortgages, liens, security interests, pledges, charges or other encumbrances of any kind.

          4.12 Burdensome Restrictions. The Company is not obligated under any contract or agreement or subject to any charter or other corporate restriction which would have a Material Adverse Effect.

          4.13 Litigation. Except as disclosed in the SEC Reports, there are no actions, suits, claims, investigations or legal or administrative or arbitration proceedings (collectively, "Claims") pending or threatened against or affecting the Company, whether at law or in equity, whether civil or criminal in nature or whether before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, and, to the knowledge of the Company, there is no basis for any such action, suit, claim, investigation or proceeding. Except as set forth
Section 4.11 of the Disclosure Schedule, there are no orders, judgments or decrees of any court or governmental agency which apply to the Company.

          4.14 Projected Plan. The Company has previously presented and delivered to Investor certain projected financial information, as identified in
Section 4.14 of the Disclosure Schedule, which in the judgment of the Company's management, was prepared on a reasonable basis in light of the circumstances existing at the time of its preparation.

          4.15 Compliance. Except as set forth in Section 4.15 of the Disclosure Schedule, the Company has all governmental approvals, authorizations, consents, licenses and permits necessary or required to conduct its business as presently conducted or as proposed to be conducted which if not obtained could reasonably be expected to have a Material Adverse Effect on the Company. The Company is in material compliance with all federal, state, local and foreign laws, ordinances, regulations and orders applicable to it, its assets or its business as currently conducted; and all such licenses and permits are in full force and effect and no violations exist in respect of any such licenses or permits and no proceeding is pending or, to the best of the Company's knowledge, threatened to revoke or limit any thereof. All real property used in the conduct of the Company's business (the "Real Property"), and the use and occupancy thereof, are in material compliance with all governmental regulations and applicable leases and insurance requirements. The Company is in compliance with the provisions of all federal, state and local laws relating to pollution or protection of the environment applicable to it or to real property leased by it or to the use, operation or occupancy thereof, except for violations or liabilities which individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. The Company has not engaged in any activity in violation of any provision of any federal, state or local law relating to pollution or protection of the environment, which violation could reasonably be expected to have a Material Adverse Effect. The Company has no liability, absolute or contingent, under any federal, state or local law relating to pollution or protection of the environment, except for liabilities which individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

          4.16 Related Transactions. Except as set forth in the SEC Reports, no current or former partner, shareholder, director, officer or key employee of the Company and no affiliate or member of the Immediate Family (as hereinafter defined) of any such person, is directly or indirectly, through his affiliation with any other person or entity, a party to any transaction with the Company (other than as an employee) providing for the furnishing of services by or to, or rental of real or personal property from or to, or otherwise requiring cash payments to or by any such person or any such person's affiliates or members of his Immediate Family (any such transaction being hereinafter referred to as a "Related Transaction"). As used herein, the term "Immediate Family" shall have the meaning given thereto in Item 404 of Regulation S-K promulgated under the Securities Act.

          4.17 Agreements. The SEC Reports contain a list of each agreement or instrument (including any and all amendments thereto) to which the Company is a party as of the date hereof and which is or, immediately following the consummation of the transactions contemplated by this Agreement, will be, material to the business, condition or results of operations of the Company. Each such agreement or instrument (including any and all amendments thereto) is in full force and effect and constitutes a legal, valid and binding obligation of (i) the Company and (ii) to the best knowledge of the Company, the other respective parties thereto, and, to the best knowledge of the Company, no person is in default or breach of (with or without the giving of notice or the passage of time) any such agreement or instrument.

          4.18 Intellectual Property. (i) Section 4.18 of the Disclosure Schedule sets forth a true and complete list and summary description of all patents, registered or common law trademarks, trade names, service marks, licenses and copyrights and applications for any of the foregoing (collectively, "Intellectual Property") owned by or licensed to the Company or its subsidiaries, which constitutes all the Intellectual Property necessary for use in the United States and in such other jurisdictions as is necessary for the conduct of the business of the Company and its subsidiaries as presently conducted. Except as disclosed in Section 4.18 of the Disclosure Schedule, the Company owns, or has the right to use for the term set forth in Section 4.18 of the Disclosure Schedule, without payment to or interference from any other party, all Intellectual Property listed in Section 4.18 of the Disclosure Schedule and has not authorized any person in any jurisdiction to use any such Intellectual Property. All Intellectual Property listed in Section 4.18 of the Disclosure Schedule which may be so registered or filed has been duly registered and filed in or issued by the appropriate governmental agency in the jurisdictions indicated, all necessary affidavits of continuing use have been filed, and al necessary maintenance fees have been paid to continue all such rights in effect. Except as set forth in Section 4.18 of the

Disclosure Schedule, the Company has no notice or knowledge of any objection or claim being asserted by any person with respect to the ownership, validity, enforceability or use of any Intellectual Property listed in Section 4.18 of the Disclosure Schedule or challenging or questioning the validity or effectiveness) of any such license, and has not received any such notice within the last five years.

                (i) Section 4.18 of the Disclosure Schedule also sets forth each agreement, whether oral or in writing, pursuant to which the Company is obligated to pay any person, in consideration of a license of or other agreement with respect to Intellectual Property.

          4.19 ERISA. Section 4.19 of the Disclosure Schedule contains a true and complete list of each employee benefit plan, as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and any other bonus, severance or termination pay, stock option or stock purchase, incentive pay or other plan, program or arrangement covering present or former employees of the Company which is maintained or contributed to by the Company or any of its subsidiaries (the "Plans"). None of the Plans is subject to the provisions of Title IV of ERISA, and none of the Plans is a multi-employer Plan as defined in Section 3(37) of ERISA (a "Multiemployer Plan"). The Company has not incurred (directly or indirectly) any liability to the Pension Benefit Guaranty Corporation or with respect to a Multiemployer Plan. None of the Plans is subject to the minimum funding standards set forth in Section 302 of ERISA or
Section 412 of the Internal Revenue Code of 1986, as amended (the "Code"). None of the Company or any of its officers or employees has engaged in a "prohibited transaction" as defined in Section 406 of ERISA or Section 4975 of the Code with respect to any Plan which would subject any of such parties to a civil penalty under Section 502(i) of ERISA or an excise tax under Section 4975 of the Code. Each of the Plans has been operated in all material respects in accordance with applicable law, including ERISA and the Code. None of the Plans is an employee welfare plan, as defined in Section 3(1) of ERISA, which provides health or life insurance benefits to employees of the Company following their retirement (other than coverage mandated by applicable law). Each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified.

          4.20 Use of Proceeds. The net cash proceeds received by the Company from the sale of the Series A Shares and the Warrant shall be used for general working capital and to provide funding for acquisitions and investments by the Company or any of its subsidiaries.

          4.21  No Consent or Approval Required.
                -------------------------------

                (a) No consent of any person and (b) except for approvals required under state securities or blue sky laws (all of which have been obtained), no consent, approval or authorization of, or declaration to or filing with, any governmental or regulatory authority is required for the valid authorization, execution and delivery by the Company of this Agreement, the Series A Shares, or the Warrant or for the valid authorization, issuance, sale and delivery of the Series A Shares, the Warrant or the Warrant Shares pursuant hereto or thereto other than those consents, approvals, authorizations, declarations or filings which have been obtained or made.

          4.22 Disclosure. Neither this Purchase Agreement nor any other document, certificate or written statement furnished to the Investor by or on behalf of the Company in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading in light of the circumstances in which they were made. There is no fact which materially adversely affects, or in the future may, insofar as the Company now foresees, materially adversely affect the business, operations, affairs, prospects, condition, properties or assets of the Company which has not been set forth in this Agreement or in the other documents, certificates, instruments or statements furnished to Investor by or on behalf of the Company pursuant hereto.

          4.23 Brokers. The Company has not, nor have any of the officers, directors, employees or stockholders of the Company, employed any broker or finder in connection with the transactions contemplated by this Purchase Agreement.

          4.24 Private Offering. Assuming the accuracy of the Investor's representations set forth in Section 5 herein, the offer and sale of the Series A Shares and the Warrant hereunder is exempt from the registration and prospectus delivery requirements of the Securities Act. Neither the Company nor any person acting on behalf of it has taken or will take any action which would subject the offering and issuance of any of such securities to the provisions of
Section 5 of the Securities Act or to the provisions of any securities law, rule or regulation of any applicable jurisdiction.

SECTION 5.  REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.
            ----------------------------------------------

     The Investor represents and warrants to the Company as follows:

          5.1 Accredited Investor. The Investor is now and was at the time it was offered the Series A Shares and Warrant an "accredited investor" within the meaning of Rule 501 under the Securities Act and was not organized for the specific purpose of acquiring the Series A Shares and Warrant. The Investor acknowledges that it is able to financially bear the risks associated with an investment in the Series A Shares and the Warrant.

          5.2 Acquisition of Investment. The Series A Shares and the Warrant being purchased by it are being acquired by it, and the Warrant Shares, when and if issued to it, will be acquired by it for its own account, for the purpose of investment, and not with a view to a sale in connection with any distribution thereof. The Investor understands that (i) the Series A Shares and the Warrant have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration provisions of the Securities Act pursuant to Section 4(2) thereof or Rule 506 promulgated under the Securities Act; (ii) the Series A Shares, the Warrant and the Warrant Shares issuable upon exercise of the Warrant, must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act, is exempt from such registration, or is sold under and in accordance with Rule 144 under the Securities Act; (iii) the Series A Shares, the Warrant, and the Warrant Shares issuable upon exercise of the Warrant will bear a legend to such effect; (iv) the Company will make notations on its transfer books to such effect; (v) an exemption from the registration provisions of the Securities Act pursuant to Rule 144 thereunder is not presently available with respect to the resale of any of the Series A Shares, the Warrant or the Warrant Shares; and
(vi) except as set forth herein, the Company has not agreed to make available an exemption from the registration requirements of the Securities Act pursuant to Rule 144 or any successor rule for resale of any of the shares of Series A Shares, the Warrant, or the Warrant Shares under the Securities Act or any state securities law.

          5.3 Blue Sky Exemption. Investor's principal place of business is located in the Commonwealth of Pennsylvania and Investor is an "institutional investor" as that term is defined in the Pennsylvania Securities Act of 1972, and the rules promulgated thereunder.

          5.4 Organization and Good Standing of the Investor. The Investor is a limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

          5.5 Authority; Enforceability; No Conflict. The Investor has all requisite power and authority (corporate or otherwise) to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement by the Investor have been duly and validly authorized by all requisite partnership proceedings on the part of the Investor. This Agreement is a valid and binding obligation of the Investor, enforceable against it in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, rehabilitation, liquidation, conservatorship, receivership or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The execution and delivery of this Agreement by the Investor do not, and consummation by the Investor of the transactions contemplated hereby will not, result in or constitute (i) a default, breach or violation of or under the organizational documents of the Investor, or (ii) a default, breach or violation of or under any mortgage, deed of trust, indenture, note, bond, license, lease agreement or other instrument or obligation to which the Investor is a party or by which any of its properties or assets are bound, except for any defaults, breaches or violations which would not, individually or in the aggregate, have a Material Adverse Effect on the Investor or prevent or materially delay the consummation by the Investor of the transactions contemplated hereby, or (iii) a violation of any statute, rule, regulation, order, judgment or decree of any court, public body or authority, except for any violations which would not, individually or in the aggregate, have a Material Adverse Effect on the Investor or prevent or materially delay the consummation by the Investor of the transactions contemplated hereby.

          5.6 Access to Information. Investor acknowledges that it has had the opportunity to ask questions of and receive answers from, and to obtain additional information from, representatives of the Company concerning the terms and conditions of the acquisition of the Restricted Securities and the present and proposed business and financial condition of the Company and has had all such questions answered to its satisfaction and has been supplied all information requested.

          5.7 Review of Securities and Exchange Commission Filings. Investor acknowledges that it has been provided with and has reviewed the SEC Reports including, without limitation, the description of the business of the Company and the "Risk Factors" contained therein.

          5.8 Review of Mentor Agreement. Investor has received and reviewed the terms of a draft dated May 8, 1996 of a certain Securities Purchase Agreement ("Mentor Agreement") by and between the Company and Mentor Special Situation Fund, L.P., a Pennsylvania limited partnership, and the draft of the form of Debenture attached as Exhibit A to the Mentor Agreement, the form of Warrant attached as Exhibit B to the Mentor Agreement and the Registration Rights Agreement attached as Exhibit C to the Mentor Agreement. The Company and the Investor agree that the Company shall not pay any financial advisory fee to Mentor Management Company during the 12 months following the closing of the purchase and sale of the securities pursuant to the Mentor Agreement unless such payment shall be acceptable to the Investor.

          5.9 Understanding of Investment Risks. Investor acknowledges and understands that the Restricted Securities offered hereby have not been approved or disapproved by the SEC, or any state securities commissions, nor has the SEC or any state securities commission passed upon the adequacy or accuracy of this Purchase Agreement or any exhibit hereto.

SECTION 6.  CONDITIONS PRECEDENT TO CLOSING.

     The obligation of the Investor to purchase and pay for the Series A Shares and the Warrant is subject to the following conditions precedent:

          6.1 Corporate Proceedings. All corporate and other proceedings to be taken and all waivers and consents to be obtained in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be satisfactory in form and substance to Investor and to its counsel, McCausland, Keen & Buckman, each of which shall have received all such originals, or certified or other copies of such documents, as either may reasonably request. The Company shall have filed the Certificate in such places and accompanied by all fees required by the Delaware General Corporation Law.

          6.2 Blue Sky Matters. All consents, permits, approvals, qualifications and/or registrations required to be obtained or effected under any state securities or blue sky laws of any jurisdiction (in the reasonable judgment of counsel for the Investor) shall have been obtained or effected.

          6.3 No Adverse Change. No material adverse change (as determined in the sole judgment of Investor) shall have occurred and be continuing in the business, assets, financial condition or prospects of the Company.

          6.4 Certificate of Officer. The Investor shall have received a certificate of an officer of the Company stating that, to the best of his knowledge upon due inquiry and investigation, each of the representations and warranties of the Company contained herein and in the other agreements, instruments and documents executed and delivered by the Company in connection with this Agreement and the transactions contemplated hereby are true and correct in all material respects as of the date of Closing, and the Company has performed all covenants and agreements and satisfied all conditions on the part of the Company to be performed or satisfied hereunder or thereunder at or prior to Closing.

          6.5 Certificate of General Partner of Investor. The Company shall have received a certificate of an officer of the general partner of Investor with respect to the execution and delivery of the Purchase Agreement.

SECTION 7.  ADDITIONAL AGREEMENTS OF THE COMPANY.

          7.1 Access to Records. So long as the Investor shall own all or any portion of the Series A Shares, the Company shall afford to Investor and its authorized employees, counsel, accountants and other representatives, free and full access, at all reasonable times, to all of the books, records and properties of the Company and each of its subsidiaries (if any) and to all officers and directors of the Company and each of its subsidiaries (if any) and those other employees of the Company and its subsidiaries (if any) having responsibility for financial or accounting matters generally, for any reasonable purpose whatsoever.

          7.2 Affirmative Covenants. So long as the Investor shall own all or any portion of the Series A Shares, the Company covenants and agrees with the Investor as follows:

               7.2.1 Financial Reports. For purposes of this Section 7.2.1, the financial statements to be delivered pursuant hereto shall be the consolidated financial statements of the Company and any subsidiary of the Company whose accounts are consolidated with those of the Company. The Company shall furnish to each Investor:

               (a) as soon as available and in any event within (a) as soon as available and in any event within 50 days after the end of each quarterly period (other than the last quarterly period) in each fiscal year, a consolidated statement of income and a consolidated statement of cash flows of the Company and its subsidiaries for the period from the beginning of the then current fiscal year to the end of such quarterly period, and a consolidated balance sheet of the Company and its subsidiaries as of the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year, all in reasonable detail and certified by an authorized financial officer of the Company, subject to changes resulting from year-end adjustments; provided, however, that delivery pursuant to clause (c) below of a copy of the Quarterly Report on Form 10-QSB or Form 10-Q (or successor forms) of the Company for such quarterly period filed with the SEC shall be deemed to satisfy the requirements of this clause (a);

               (b) as soon as available and in any event within 105 days after the end of each fiscal year, a consolidated statement of income and a consolidated statement of cash flows of the Company and its subsidiaries as of the end of such year, setting forth in each case in comparative form corresponding consolidated figures from the preceding annual audit, all in reasonable detail and together with an opinion directed to the Company of independent accountants of recognized standing selected by the Company; provided, however, that delivery pursuant to clause (c) below of a copy of the Annual Report on Form 10-KSB or Form 10-K (or successor forms) of the Company for such fiscal year filed with the SEC shall be deemed to satisfy the requirements of this clause (b); and

               (c) promptly upon transmission thereof, copies of all press releases, such financial statements, proxy statements, notices and reports as it shall send to its public stockholders and copies of all registration statements (without exhibits), other than on Form S-8 or any similar successor form, and all reports which it files with the SEC.

               7.2.2 Annual Budgets. With respect to each fiscal year of the Company, the Company shall prepare and deliver to the Investor a budget with monthly breakdowns for each fiscal year not less than 30 days prior to the beginning of such fiscal year, which budget shall include projected balance sheets, projected profit and loss and projected cash flow statements on a monthly basis for the ensuing fiscal year, together with a description of all underlying assumptions made in or with respect to such budget and a brief qualitative description of the budget by the Company's Chief Financial Officer in support thereof. The budget shall be accepted as the budget for such fiscal year when it has been approved by the Board of Directors of the Company. The budget shall be reviewed by the Company periodically and all material changes therein shall be resubmitted to the Board of Directors in advance and shall be accepted when approved by the Board of Directors. The budget for the current fiscal year and the budgets to be hereafter delivered to the Investor under this
Section 7.2.2 are sometimes referred to herein as the "Annual Budget."

               7.2.3 Miscellaneous. Any other financial or other information that Investor shall have reasonably requested shall be provided to Investor on a timely basis and financial or other information furnished to members of the Board of Directors shall be provided to Investor at the same time it is furnished to the members of the Board of Directors.


               7.2.4 Material Events, Etc. Within 10 days of the occurrence thereof, notice of (i) any default by the Company under this Agreement or under any other agreement with Investor, (ii) any event which has had, or may have, a Material Adverse Effect. In each case such notice shall be executed by the President and Chief Financial Officer of the Company and shall be delivered together with a reasonably detailed description of the action taken or proposed to be taken by the Company with respect thereto.

          7.3 Negative Covenants. So long as the Investor shall own all or any of the Series A Shares, the Company shall not cause or permit, nor shall it permit any subsidiary to, without the prior written consent or approval of
Investor:

               (i) amend, alter or repeal any of the provisions of its Certificate of Incorporation or By-laws in any manner which impairs the rights of the Investor hereunder;

               (ii) voluntarily dissolve, liquidate or wind up or carry out any partial liquidation or distribution or transaction in the nature of a partial liquidation or distribution; or

               (iii) sell, lease or otherwise dispose of its properties or assets (other than sales or leases of products in the ordinary course of business) or merge or consolidate with or into any other company, companies, entity or entities, other than a merger in which the Company is the surviving corporation.

               7.3.1 Restriction on Dividends and Redemptions. The Company, without the prior written consent of the Investor, shall not declare or pay any dividends on its Common Stock (other than in shares of capital stock of the Company), or make any other distribution (whether in cash or in property) on shares of its Common Stock (other than in shares of capital stock of the Company), or redeem any shares of its Common Stock.

               7.3.2 Attendance at Board of Directors. The Investor shall have the right to attend all special and regular meetings of the Board of Directors solely for the purpose of observing the proceedings. The Company shall give the Investor no less than the same prior notice of the time and place of all meetings of the Board of Directors as is given to members of the Board of Directors. The Company shall promptly furnish Investor with copies of the minutes of all meetings of the Board of Directors.

SECTION 8.  TRANSFER OF SECURITIES.

          8.1 Restrictive Legends. Unless and until permitted by this Section 8, each certificate for the Series A Shares, the Warrant and the Warrant Shares (collectively, the "Restricted Securities") and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise, be stamped or otherwise imprinted with a legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE IN RELIANCE ON CERTAIN EXEMPTIONS FROM REGISTRATION THEREUNDER. THE SALE, PLEDGE, HYPOTHECATION OR OTHER TRANSFER OF SUCH SECURITIES IS SUBJECT TO COMPLIANCE WITH APPLICABLE SECURITIES LAWS AND REGULATIONS AND CERTAIN RESTRICTIONS CONTAINED IN THE PURCHASE AGREEMENT DATED AS OF MAY 10, 1996, BETWEEN ODYSSEY CAPITAL GROUP, L.P. AND THE EASTWIND GROUP, INC. A COPY OF THE PURCHASE AGREEMENT IS ON FILE WITH THE SECRETARY OF THE EASTWIND GROUP, INC."

     The Restricted Securities may not be transferred (the "Transfer") unless either (i) the Company has received an opinion of counsel satisfactory to it that the Transfer is exempt from registration under the Securities Act of 1933 (the "Securities Act"), and the applicable state securities laws or (ii) the Restricted Securities are sold pursuant to an effective registration statement under the Securities Act and an effective registration statement or qualification under applicable state securities laws.

          8.2 Removal of Legends, Etc. Notwithstanding the foregoing provisions of this Section 8, the restrictions imposed by Section 8 upon the transferability of any Restricted Securities shall cease and terminate with respect to any such Restricted Securities when they are sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in an effective registration statement or pursuant to a Transfer made in compliance with Rule 144 promulgated under the Securities Act (or any similar successor rule). Whenever the restrictions imposed by this
Section 8 shall terminate as a result of Rule 144(k), the holder of any Restricted Securities as to which such restrictions have terminated shall be entitled to receive from the Company, without expense, a new certificate not bearing the restrictive legends set forth in Section 8.1 hereof and not containing any other reference to the restrictions imposed by this Section 8, upon receipt of an opinion reasonably satisfactory to the Company that such restrictions have so terminated.

SECTION 9.  REGISTRATION RIGHTS.

          9.1 Piggyback Registration. If the Company at any time commencing 18 months after the date of the issuance of the Warrant proposes for any reason to register any of its equity securities under the Securities Act (other than pursuant to a registration statement on Forms S-8 or S-4 or similar or successor form which is not available for registering the Common Stock for sale to the public (collectively, the "Excluded Forms")), it shall each such time promptly give written notice to all holders of outstanding Restricted Securities of its intention so to do, and, upon the written request, given within 30 days after receipt of any such notice, of the holder of any such Restricted Securities to register any Warrant Shares which have not been sold to the public pursuant to a registration statement under the Securities Act or Rule 144 (or successor rule) promulgated under the Securities Act the Company shall use its best efforts to cause all such Warrant Shares to be registered under the Securities Act promptly upon receipt of the written request of such holders for such registration, all to the extent requisite to permit the sale or other disposition (in accordance with the intended methods thereof, as aforesaid) by the prospective seller or sellers of the Warrant Shares so registered. In the event that the proposed registration by the Company is, in whole or in part, an underwritten public offering of securities of the Company, any request pursuant to this Section 9.1 to register Warrant Shares may specify that such shares are to be included in the underwriting on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through underwriters under such registration; provided, however, that (i) if the managing underwriter determines and advises in writing that the inclusion of all Warrant Shares proposed to be included in the underwritten public offering and other issued and outstanding shares of Common Stock proposed to be included therein by persons other than holders of Restricted Securities (the "Other Shares") would interfere with the successful marketing of such securities, then the number of Warrant Shares and Other Shares shall be reduced, first, pro rata based on the number of Other Shares (on a fully diluted basis) requested by the holders thereof to be registered and thereafter, if necessary, among the holders of Restricted Securities (pro rata based upon the number of Warrant Shares requested by the holders thereof to be registered in such underwritten public offering). In each case those Warrant Shares which are excluded from the underwritten public offering shall be withheld from the market by the holders thereof for a period, not to exceed 90 days, which the managing underwriter reasonably determines as necessary in order to effect the underwritten public offering.

          9.2 Preparation and Filing. If and whenever the Company is under an obligation pursuant to the provisions of this Section 9 to use its reasonable best efforts to effect the registration of any Warrant Shares, the Company shall, as expeditiously as practicable:

               (a) prepare and file with the Commission a registration statement with respect to such securities and use its reasonable best efforts to cause such registration statement to become and remain effective;

               (b) prepare and file with the Commission such amendments and supplements to such registration statements and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least two years and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Warrant Shares covered by such registration statement;

               (c) furnish to each selling stockholder such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the public sale or other disposition of such Warrant Shares;

               (d) use its best efforts to register or qualify the Warrant Shares covered by such registration statement under the securities or blue sky laws of all such jurisdictions (provided, however, that the Company shall not be required to consent to general service of process for all purposes in any jurisdiction where it is not then qualified), and do any and all other acts or things which may be necessary or advisable, to enable such seller to consummate the public sale or other disposition in such jurisdictions of such Restricted Shares;

               (e) notify each seller of Warrant Shares covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act within the appropriate period mentioned in clause (b) of this Section 9.2, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, at the request of such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus, as so supplemented or amended, shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

          (f) furnish, at the request of any holder or holders whose Warrant Shares are being registered pursuant to this Section 9, on the date that such Warrant Shares are delivered to the underwriters for sale in connection with a registration pursuant to this Section 9, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the holder or holders making such request; and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the holder or holders making such request.

     9.3 Expenses. All expenses incurred by the Company in effecting all registrations for holders of Restricted Securities pursuant to this Section 9, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), fees and expenses of complying with securities and blue sky laws, printing expenses and fees and disbursements of not more than one counsel for all the holders of Restricted Securities requesting registration thereunder, and of the independent certified public accountants (including the expenses of any special audits in connection with any such registration) (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company), shall be paid by the Company; provided, however, that all underwriting discounts and selling commissions applicable to the Warrant Shares covered by such registration shall be borne by the seller or sellers thereof; provided, further, that anything in this Agreement to the contrary notwithstanding, if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling stockholders, then such expenses shall be payable by such selling stockholders pro rata based on the number of securities being registered, to the extent required by such jurisdiction.

     9.4  Indemnification.
          ---------------

          9.4.1 Indemnification of Investor and Underwriters. In the event of any registration of any Warrant Shares under the Securities Act pursuant to this
Section 9 or registration or qualification of any Warrant Shares pursuant to
Section 9.2(d) hereof, the Company shall indemnify and hold harmless the seller of such shares, each underwriter (if any) of such shares, each broker or any other person acting on behalf of such seller, and each other person (if any) who within the meaning of the Securities Act controls any of the foregoing persons, against any losses, claims, damages or liabilities, joint or several, to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Restricted Shares were registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein, in any amendment or supplement thereto, or in any document prepared and/or furnished by the Company incident to the registration or qualification of any Restricted Shares pursuant to Section 9.2 hereof, (b) any omission or alleged omission to state, in any such registration statement, a material fact that is required to be stated therein, that is necessary to make the statements therein not misleading or, with respect to any prospectus contained therein, that is necessary to make the statements therein not misleading in light of the circumstances under which they were made or (c) any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws. The Company in addition shall reimburse such seller, such underwriter, broker or other person acting on behalf of such seller and each such controlling person for any legal, accounting or other fees or expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action. In no event shall the Company be liable, however, to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or any omission or alleged omission (a) made in the aforesaid registration statement, preliminary prospectus or final prospectus, or amendment or supplement or (b) made in any document prepared and/or furnished by the Company incident to the registration or qualification of any Warrant Shares pursuant to Section 9.2(d) hereof and (c) made, in any such document referred to in the foregoing clauses (a) and (b), in reliance upon and in conformity with written information furnished or confirmed to the Company through an instrument duly executed by such seller or such underwriter specifically for use in the preparation thereof.

     9.4.2 Indemnification of Company. Before Warrant Shares held by any prospective seller shall be included in any registration pursuant to this
Section 9, such prospective seller and any underwriter acting on its behalf shall have agreed to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 9.4.1 hereof) the Company, each director of the Company, each officer of the Company who shall sign such registration statement and any person who within the meaning of the Securities Act controls the Company, with respect to any untrue statement in or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or omission was made in reliance upon and in conformity with written information furnished or confirmed to the Company through an instrument duly executed by such seller or such underwriter specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus or amendment or supplement. In the case of each prospective seller, however, the maximum amount of liability in respect of such indemnification shall be limited to an amount equal to the net proceeds actually received by such prospective seller from the sale of Restricted Shares effected pursuant to such registration.


     9.4.3 Indemnification Procedure and Rights. Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in Section 9.4.1 or 9.4.2 hereof, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly (to the extent that it may wish) with any other indemnifying party similarly notified, with counsel reasonably satisfactory to such indemnified party, and after notice from such indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall be responsible for any legal, accounting or other fees or expenses subsequently incurred by the latter in connection with the defense thereof. Such indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, however, if such indemnified party shall have reasonably concluded either
(a) that there may be one or more legal defenses available to it which are different from or additional to and are inconsistent with those available to the indemnifying party or (b) that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in
Section 9.4.1 or 9.4.2 hereof. In each such instance contemplated by the immediately preceding sentence, such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by such indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in Section 9.4.1 or 9.4.2 hereof.

          The indemnifying party shall not make any settlement of any claims indemnified against hereunder without the written consent of the indemnified party or parties, which consent shall not be unreasonably withheld.

     9.4.4 Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this
Section 9.4 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company or a seller on grounds of public policy or otherwise, the Company and each seller shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same) to which the Company and each seller or underwriter (and any person who controls any of the foregoing persons, and any person acting on behalf of any of the foregoing persons in connection with such registration, including, without limitation, any officer, director, broker, employee, agent, attorney and accountant, and in the case of a partnership, each of its partners, as the case may be), in such proportion as is appropriate to reflect the relative fault of the Company and such seller or underwriter (and any person, who controls any of the foregoing persons, and any person acting on behalf of any of the foregoing in connection with such registration, including, without limitation, any officer, director, broker, employee, agent, attorney and accountant, and in the case of a partnership, each of its partners), as the case may be, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as all other relevant equitable considerations; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation; and provided further, that in the case of each seller, the maximum amount of such contribution shall be limited to an amount equal to the net proceeds actually received by such seller from the sale of Restricted Shares effected pursuant to such registration. Any party entitled to contribution under this paragraph shall, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph.

     9.4.5 Alternative Indemnification. Notwithstanding the foregoing provisions of this Section 9.4, if the Company, the selling stockholders and the underwriters, pursuant to an underwritten public offering of the Common Stock, enter into an underwriting or purchase agreement relating to such offering which contains provisions covering indemnification or contribution among the parties thereto in connection with such offering, then the indemnification or contribution provisions of this Section 9.4 shall be deemed inoperative for purposes of such offering.

     9.5 Assignability. Notwithstanding anything to the contrary contained herein other than in Section 8.1 with respect to the transfer of Restricted Securities, the rights contained in this Section 9 shall be freely transferable and assignable by the Investor to any subsequent holders of the Warrant or the Warrant Shares, or other securities issued in respect thereof which have not theretofore been sold to the public pursuant to a registration statement under the Securities Act or Rule 144 (or any similar or successor rule) promulgated under the Securities Act.

     9.6 Information from Investor. In connection with any registration effected pursuant to this Section 9, each holder of the Warrant or the Warrant Shares included in any registration effected pursuant to this Section 9 shall furnish to the Company such information with respect to it and its proposed distribution as the Company shall reasonably request in writing on a timely basis and as shall be required by federal or state securities or blue sky laws applicable to such registration.

     9.7 Rule 144. The Company shall comply with all reporting requirements of the Exchange Act (whether or not it shall otherwise be required to do so), and shall comply with all other public information reporting requirements of the SEC as a condition to the availability of an exemption from the Securities Act (under Rule 144 thereof, as amended from time to time, or successor rule thereto or otherwise) for the sale of the Warrant Shares. The Company shall cooperate with Investor in supplying such information as may be necessary for Investor to complete and file any reporting forms required by the Commission as a condition to the availability of an exemption from the Securities Act (under Rule 144 thereof or otherwise) for the sale of the Warrant Shares by Investor.

             9.8 Granting of Registration Rights. From and after the date of this Agreement as long as Investor owns or has the right to own any Warrant Shares, the Company shall not, without the prior written consent of Investor, grant any rights to any persons to register any shares of capital stock or other securities of the Company if such rights are superior to the rights of Investor granted pursuant to this Agreement.

SECTION 10.  FEES.
             ----

             The Company will pay, and save the Investor harmless against, all liability for the payment of up to $10,000 of (i) the fees and disbursements of McCausland, Keen & Buckman, counsel to the Investor, for its services in connection with this financing and the transactions contemplated hereby, which fees and disbursements shall be paid at the Closing, and (ii) the fees and disbursements of McCausland, Keen & Buckman or other counsel for services rendered after the date hereof in connection with (a) any modification, amendment or alteration of any of the terms or provisions of this Agreement, the Series A Shares, the Warrant, or any future investment made by the Investor in the Company, or (b) the enforcement of the rights of the Investor pursuant to this Agreement, the Series A Shares, or the Warrant.

             The Company further agrees that it will pay, and will save the Investor harmless from, any and all liability with respect to any stamp or similar taxes which may be determined to be payable in connection with the execution and delivery of this Agreement, the Series A Shares, the Warrant or the Warrant Shares or any modification, amendment or alteration of the terms or provisions thereof, and that it will similarly pay and hold the Investor harmless from all issue taxes in respect of the issuance of the Series A Shares and the Warrant.

SECTION 11.  EXCHANGES; LOST, STOLEN OR MUTILATED CERTIFICATES.
             -------------------------------------------------

        Upon surrender by the Investor to the Company of any certificate or certificates representing the Series A Shares, the Warrant or the Warrant Shares, the Company, at its expense shall issue in exchange therefor, and deliver to the Investor, a new certificate or certificates representing such security, in such denomination or denominations as may be requested by the Investor. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any certificate representing any such security, and in case of any such loss, theft or destruction, upon delivery of any indemnity agreement satisfactory to the Company, or in case of any such mutilation, upon surrender and cancellation of such certificate, the Company at its expense shall issue and deliver to the Investor a new certificate for such security, of like tenor, in lieu of such lost, stolen or mutilated certificate.

SECTION 12.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES.
             ------------------------------------------

        All representations and warranties contained herein shall survive the Closing. All covenants and agreements contained herein to be performed by the Company hereunder shall survive indefinitely until, by their respective terms, they are no longer operative.

SECTION 13.  REMEDIES.
             --------

     In case any one or more of the covenants and/or agreements set forth in this Agreement shall have been breached by any party, the party or parties for whose benefit the covenant and/or agreement has been provided may proceed to protect and enforce its or their rights either (a) by suit at law limited to an action for damages in an amount, with respect to the Investor, up to the Investor's purchase price of the Series A Shares and the Warrant under Section 2 hereof, accrued and unpaid dividends on the Series A Shares and expenses (including reasonable attorneys', consultants' and other professional fees and disbursements incurred by the Investor in connection with such action) and, with respect to the Company, for actual out-of-pocket costs incurred or monies actually paid (including reasonable attorneys', consultants' and other professional fees and expenses incurred by the Company in connection with such action) that the party may sustain, suffer or incur as a result of any such breach and/or (b) by an action in equity for specific performance of any such covenant or agreement contained in this Agreement.

SECTION 14.  INDEMNIFICATION.
             ---------------

     Each party (the "Indemnifying Party") shall indemnify, defend and hold the other party (the "Indemnified Party") harmless against all liability, loss or damage, subject to Section 13, suffered by the Indemnified Party, together with all reasonable costs and expenses related thereto, including legal and accounting fees and expenses, arising from any misrepresentation or breach of warranty or agreement of the Indemnifying Party. Without limiting the generality of the foregoing and subject to Section 13, the Indemnified Party shall be deemed to have suffered liability, loss or damage as a result of any misrepresentation or warranty or the breach of any warranty or agreement of the Indemnifying Party contained in or made in connection with this Agreement or the transactions contemplated hereby, if such liability, loss or damage shall be suffered by the Indemnified Party as a result of such inaccuracy or breach. No claim for indemnification pursuant to this Section 14 shall be made unless asserted within one year of the Closing.

SECTION 15.  SUCCESSORS AND ASSIGNS.
             ----------------------

     This Agreement shall bind and inure to the benefit of the Company, the Investor and each other person who shall become a registered holder of one of shares of the Series A Shares, the Warrant or a holder of Warrant Shares, and the respective successors, assigns, heirs and personal representatives of the Company, the Investor and each such other person. In the event that the Investor shall transfer any part of the Series A Shares, the Warrant or any Warrant Shares, the rights of the Investor hereunder shall be exercisable by those persons and entities who own a majority in interest of the Series A Shares and the Warrant Shares at the time outstanding (assuming for such purpose the exercise of the Warrant), as the case may be, and all references to the term "Investor" shall be deemed to be made to the "Investors," provided that the Investor's rights under Sections 7.1, 7.2 (except Section 7.2.4) and 7.3.2 shall not be assignable.

SECTION 16.  ENTIRE AGREEMENT.
             ----------------

     This Agreement and the other written agreements referred to herein contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior arrangements or understandings with respect thereto.

SECTION 17.  NOTICES.
             -------

     All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument and shall be deemed to be duly given when delivered in person or, if mailed, five days after such notice has been duly sent by first-class registered or certified mail, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties:

               (i)  if to the Company:

                    The Eastwind Group, Inc.
                    100 Four Falls Corporate Center, Suite 305
                    West Conshohocken, Pennsylvania 19428

                    with a copy to:

                    Joseph P. Galda, Esquire
                    Buchanan Ingersoll, P.C.
                    Two Logan Square
                    18th and Arch Streets
                    Philadelphia, Pennsylvania 19103

                    and to:

                    Peter O. Clauss, Esquire
                    Clark, Ladner, Fortenbaugh & Young
                    One Commerce Square, 22nd Floor
                    2005 Market Street
                    Philadelphia, Pennsylvania 19103

               (ii) if to the Investor, the notice shall be sufficient if addressed to:

                    Odyssey Capital Group, L.P.
                    950 West Valley Road, Suite 2902
                    Wayne, Pennsylvania 19087

                    with a copy to:

                          Nancy D. Weisberg, Esquire
                          McCausland, Keen & Buckman
                          Five Radnor Corporate Center, Suite 500
                          100 Matsonford Road
                          Radnor, Pennsylvania 19087

SECTION 18.  Changes.
             -------

     The terms and provisions of this Agreement may not be modified or amended, nor any of the provisions hereof waived, temporarily or permanently, except pursuant to the written consent of the Company and the Investor.

SECTION 19.  Headings.
             --------

     The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

SECTION 20.  Governing Law.
             -------------

      This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania.

SECTION 21.  Counterparts.
             ------------

     This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.

                         THE EASTWIND GROUP, INC.

                         By:  /s/ William B. Miller
                             -------------------------------------------------
                               William B. Miller, Senior Vice President & CFO


                         ODYSSEY CAPITAL GROUP, L.P.

                         By: Odyssey Capital Group, Inc., General Partner

                             By:  /s/ John P. Kirwin, III
                                 ---------------------------------------------
                                    John P. Kirwin, III, President of the
                                    General Partner